                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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COUNTRY OF INCORPORATION       NAME OF SUBSIDIARY
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
Bermuda                        FLAG Limited
                               FLAG Telecom Development Limited
                               FLAGWEB Limited
                               FLAG Telecom Group Services Limited
                               FLAG Telecom Global Network Limited
                               FLAG Pacific Holdings Limited
                               FLAG Pacific Limited
                               FLAG Asia Holdings Limited
                               FLAG Asia Limited
                               FLAG Atlantic Holdings Limited
                               FLAG Atlantic Limited
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USA                            FLAG Pacific USA Limited
                               FLAG Telecom Network USA Limited
                               FLAG Telecom USA Ltd.
                               FLAG Atlantic USA Limited
                               FLAG Acquisition No. 1 Corporation
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Egypt                          FLAG Telecom Development Services Company LLC
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India                          FLAG Access India Private Limited
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Ireland                        FLAG Telecom Network Services Limited
                               FLAG Telecom Ireland Limited
                               FLAG Telecom Ireland Network Limited
                               FLAG Telecom Ireland Services Limited
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Japan                          FLAG Telecom Japan Limited
                               FLAG Pacific Japan Limited
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Spain                          FLAG Telecom Espana SA
                               FLAG Telecom Espana Network SAU
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Italy                          FLAG Telecom Servizi Italian Spa
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Mexico                         FLAG Telecom Servicios S.A. de C.V.
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Brazil                         FLAG Telecom Brasil Holdings Ltda
                               FLAG Telecom Brasil Ltda
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Argentina                      FLAG Telecom Argentina SA
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Germany                        FLAG Telecom Deutschland Network GmbH
                               FLAG Telecom Deutschland GmbH
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

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

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COUNTRY OF INCORPORATION       NAME OF SUBSIDIARY
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
The Netherlands                FLAG Telecom Nederland Network BV
                               FLAG Telecom Nederland BV
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Belgium                        FLAG Telecom Belgium Network SA
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Switzerland                    FLAG Telecom Switzerland Network AG
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Austria                        FLAG Telecom Austria Network GmbH
                               FLAG Telecom Austria GmbH
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Norway                         FLAG Telecom Norway Network AS
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France                         FLAG Telecom France Network SAS
                               FLAG Telecom France Services Eurl
                               FLAG Atlantic France Sarl
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U.K.                           FLAG Telecom Limited
                               FLAG Atlantic UK Limited
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Hong Kong                      FLAG Telecom Asia Limited
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Greece                         FLAG Telecom Hellas AE
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Canada                         FLAG Pacific Canada Limited
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Korea                          FLAG Telecom Korea Limited
                               Seoul Telenet Inc. (49%)
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Taiwan                         FLAG Telecom Taiwan Services Limited
                               FLAG Holdings (Taiwan) Limited
                               FLAG Telecom Taiwan Limited (in incorporation)
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Singapore                      FLAG Telecom Singapore Pte. Limited
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

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